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                              GOLDMAN SACHS TRUST
                      GOLDMAN SACHS DOMESTIC EQUITY FUNDS

                             Institutional Shares
                                Service Shares
                            Class A, B and C Shares

                              -------------------

                    Supplement dated September 22, 2000 to
                     Prospectuses dated November 30, 1999

Goldman Sachs Small Cap Value Fund

Under the section titled "Fund Investment Objectives and Strategies--Principal Investment Strategies" for the Goldman Sachs Small Cap Value Fund, the first sentence is revised as follows:

"Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment (currently between $20 million and $3 billion)."

The fourth sentence of this section is revised as follows:

"If the market capitalization of a company held by the Fund moves outside this range, the Fund may, consistent with its investment objective, continue to hold the security."

The third paragraph of this section is revised as follows:

"Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations outside the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations."

Quantitative Equity Team

Under "Service Providers--Fund Managers" the information for the Quantitative Equity Team is revised to delete Kent A. Clark.

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